UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 14, 2018

 PERSPECTA INC.
(Exact name of Registrant as specified in its charter)

Nevada	001-38395	82-3141520
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15052 Conference Center Drive
Chantilly, VA	20151
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (571) 313-6000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

During the first quarter of the 2019 fiscal year, Perspecta Inc. (“Perspecta” or the “Company”) performed a segment reassessment following the May 31, 2018 spin-off (the “Spin-Off”) of the United States ("U.S.") Public Sector business (“USPS”) of DXC Technology Company (“DXC”) and the combination of USPS with Vencore Holding Corp. and KGS Holding Corp. (collectively the “Mergers”). Perspecta’s management has determined that, as a result of these organizational changes resulting from the Mergers, the Company’s chief operating decision maker, the chief executive officer, evaluates the Company’s combined operations based on two reportable segments: (1) Defense and Intelligence and (2) Civilian and Health Care.
For informational purposes and to assist investors in making comparisons of the Company’s historical financial information, which reflects one reportable segment, to future financial information, which will reflect two segments, Perspecta has recast certain historical segment information included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2018, as filed with the Securities and Exchange Commission (the “SEC”) on June 29, 2018 (the “2018 10-K”). The following summarizes the sections of our 2018 10-K that have been updated from their previous presentation by the information included as Exhibits 99.1, 99.2, 99.3 and 99.4 to this Current Report on Form 8-K (this “Current Report”), which are incorporated herein by reference, to reflect the Company’s new segment structure:

•	The Company has revised and updated Item 1 - Business. See Exhibit 99.1 hereto.

•	The Company has revised and updated Item 7 - Management’s Discussion and Analysis of Financial Condition and Results of Operations. See Exhibit 99.2 hereto.

•
The Company has revised and updated Note 1 - Overview and Summary of Accounting Policies and Note 10 - Goodwill, and added Note 17 - Segment Information to Notes to Financial Statements under Item 8 - Financial Statements and Supplementary Data. See Exhibit 99.3 hereto for the complete revised and updated financial statements and footnotes.

•	The Company has provided certain selected quarterly financial data by segment for the fiscal year ended March 31, 2018. See Exhibit 99.4 hereto.

The changes in the reportable segment structure and information presented in this Current Report, including Exhibits 99.1, 99.2, 99.3 and 99.4 hereto, do not represent a restatement of the Company’s previously reported financial statements for any period, nor do they reflect any subsequent information or events other than as required to reflect the change in segment reporting as described herein.
This Current Report, including Exhibits 99.1, 99.2, 99.3 and 99.4 hereto, should be read in conjunction with the 2018 10-K and the Company’s other filings with the SEC.
Item 9.01 Financial Statements and Exhibits.
(d) The following exhibits are filed herewith.

Exhibit No.	Description of Exhibit
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Item 1 - Business
99.2	Item 7 - Management's Discussion and Analysis of Financial Condition and Results of Operations
99.3	Item 8 - Financial Statements and Supplementary Data of USPS for the Fiscal Year Ended March 31, 2018, Five Months Ended March 31, 2017 and the Fiscal Years Ended October 31, 2016 and October 31, 2015
99.4	Selected Quarterly Financial Data by Segment for the Three Months Ended March 31, 2018, December 31, 2017, September 30, 2017 and June 30, 2017

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PERSPECTA INC.

Dated: November 14, 2018	By:	/s/ John P. Kavanaugh
	Name:	John P. Kavanaugh
	Title:	Senior Vice President and Chief Financial Officer